FUNCTIONAL DISRUPTIVE ESSENTIAL ENERGY NASDAQ: CELH | June 2023

Meeting Called to Order Meeting Called to Order Introductions=>Directors, Officers, invited guests Instructions on Rules of Conduct and Procedures Proof of Notice of Meeting Given Announcement of Existence of Quorum Meeting is duly convened

INVESTOR INFORMATION | NASDAQ: CELH | MARCH 2023 A BREADTH OF INDUSTRY, FINANCIAL, & EXECUTIVE MANAGEMENT EXPERTISE BOARD OF DIRECTORS JOHN FIELDLY CHAIRMAN HAL KRAVITZ LEAD DIRECTOR CAROLINE LEVY DIRECTOR JOYCE RUSSELL DIRECTOR JIM LEE DIRECTOR NICK CASTALDO DIRECTOR CHERYL MILLER DIRECTOR DAMON DESANTIS DIRECTOR ALEXANDRE RUBERTI DIRECTOR

INVESTOR INFORMATION | NASDAQ: CELH | MARCH 2023 PEOPLE = DIFFERENCE MAKERS CELSIUS MANAGEMENT MARCUS SANDIFER - VP OF BUSINESS AND LEGAL AFFAIRS & SECRETARY Marcus Sandifer joined Celsius as Vice President of Business and Legal Affairs, General Counsel and Corporate Secretary from DLA Piper LLP in Atlanta, Georgia where he was an associate in the Litigation & Regulatory Practice Group. Marcus obtained his B.S. in Business Administration from Florida A&M University, where he was a National Merit and Presidential Scholar and later obtained his Juris Doctor Degree at Emory University School of Law where he was a Sutherland Scholar, Dean’s Fellow, and recognized as the Most Outstanding 3L at Commencement. Prior to a career in law, he gained more than 10 years experience in supply chain management at PepsiCo/Gatorade and Nestle Waters N.A. as national Human Resources Director, Lean Six Sigma E&T Pillar Leader, and DEI Lead. JARROD LANGHANS - CFO Jarrod Langhans brings over 20 years of management and financial experience, beginning his career in public accounting with Cherry Bekaert, a leading accounting and consulting firm in the U.S. where he provided both auditing and tax compliance and consulting services. Following Cherry Bekaert, he then moved to CBIZ MHM, focusing on auditing, Sox 404, forensic and other consulting engagements with a concentration on public (SEC) companies. With strong competencies in leadership, management, SEC GAAP and IFRS reporting, Jarrod joined Primo Water Corporation, where he spent approximately 10 years across multiple departments and geographies, including external and internal financial reporting, financial planning and analysis, investor relations, mergers and acquisitions, strategy and transformation with his last role as the CFO of the Rest of World Operating Segment covering 19 countries across Europe as well as Israel. JOHN FIELDLY – PRESIDENT & CEO John Fieldly joined Celsius in 2012 and brings extensive consumer goods and financial/operational experience with a track record of driving strong financial performance and building highly performing teams. Results Driven Executive with over 20 years of broad financial and operational experience with extensive consumer goods background. As Celsius Holdings CEO and former CFO, John has demonstrated a proven track record of driving strong business results and shareholder value. His expertise stems from a strong background in financial leadership and operational expertise with a focus on process and procurement improvement strategies to maximize resources to drive revenue and operational efficiencies. His career began in retail with leadership roles with Eckerd Corporation, Lebhar-Friedman, and Oragenics. Mr. Fieldly is a Certified Public Accountant in Florida and a graduate of University of South Florida, where he earned his Bachelor of Science degree in Accounting.

INVESTOR INFORMATION | NASDAQ: CELH | MARCH 2023 PEOPLE = DIFFERENCE MAKERS CELSIUS MANAGEMENT TONY GUILFOYLE – EXECUTIVE VICE PRESIDENT OF SALES – NORTH AMERICA Tony brings over 20 years of extensive sales leadership and beverage experience. Prior to Celsius, Tony most recently served 11 years as Senior Vice President of Sales for Rockstar Energy and was instrumental in establishing and developing a top performing national sales organization. He has extensive key account supervision, category management, distributor management, and expertise building high performance teams. PAUL STOREY - SVP OF OPERATIONS Paul brings over 25 years of beverage manufacturing and supply chain experience to the team. Before joining Celsius, Paul served 4 years as Vice-President of Operations for Monster Energy and 11 years as head of Operations for Rockstar Energy. Paul has held positions of responsibility with top beverage companies such as Nestle, Coca-Cola, and Cott (now Refresco). Mr. Storey has been instrumental in successfully developing and launching multiple new products across several brands in these roles. He has also built complete end-to-end supply chain solutions that span multiple countries and products. Paul also brings experience in several key areas of, vendor management, procurement, and logistics management. He also has expertise in building high-performance, self-motivated teams. KYLE WATSON – EXECUTIVE VP OF MARKETING Kyle brings 15 years of marketing experience to CELSIUS, having served a majority of her career in brand marketing. Prior to CELSIUS, Kyle served as the Marketing Director for Hiball Energy and was the brand’s first marketing hire, putting the brand in position to be acquired by Anheuser Busch in 2017. During her time at Hiball, the brand grew 180% and was named one of Inc. Magazine’s fastest growing companies. Over the course of her distinguished marketing career, Kyle has also worked on national brands including Macy’s, Morton’s, JetBlue and Teavana.

Meeting Called to Order: Continued Meeting Called to Order Introductions=>Directors, Officers, invited guests Instructions on Rules of Conduct and Procedures Proof of Notice of Meeting Given Announcement of Existence of Quorum Meeting is duly convened

Presentation of Proposals and Discussion: Presentation of Proposals First Proposal: Election of Directors Second Proposal: Ratification of appointment of Auditors

Voting: Voting Opening of Polls Voting on Proposals Closing of Polls

Report of Results of Voting: Report of Results of Voting While Tabulations are performed, management will provide corporate presentation for shareholders: Results of Voting Communicated

Management Presentation Business Results & Highlights

INVESTOR INFORMATION | NASDAQ: CELH | JUNE 2023 IMPORTANT NOTICE AND DISCLAIMER This presentation has been prepared by us (the "Company") and is made for informational purposes only. The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and neither the delivery of this presentation at any time, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its own internal research is reliable, such research has not been verified by any independent source. This presentation may contain statements that are not historical facts and are considered forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements contain projections of Celsius Holdings’ future results of operations and/or financial position, or state other forward-looking information. In some cases, you can identify these statements by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” “would,” or similar words. You should not rely on forward-looking statements since Celsius Holdings’ actual results may differ materially from those indicated by forward-looking statements as a result of a number of important factors. These factors include, but are not limited to: general economic and business conditions; our business strategy for expanding our presence in our industry; anticipated trends in our financial condition and results of operation; the impact of competition and technology change; existing and future regulations affecting our business; and other risks and uncertainties discussed in the reports Celsius Holdings has filed previously with the Securities and Exchange Commission. Celsius Holdings does not intend to and undertakes no duty to update the information contained in this presentation. This presentation is made pursuant to Rule 163B of the Securities Act of 1933, as amended, and is intended solely for investors that are qualified institutional buyers or certain institutional accredited investors solely for the purposes of familiarizing such investors with the Company and determining whether such investors might have an interest in a securities offering contemplated by the Company. Any such offering of securities will only be made by means of a registration statement (including a prospectus) filed with the U.S. Securities and Exchange Commission, after such registration statement becomes effective. No such registration statement has been filed, or become effective, as of the date of this communication. This communication shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

CELSIUS FINANCIALS INVESTOR INFORMATION | NASDAQ: CELH | JUNE 2023

2022 Highlights: Full Year 2022 Financial Highlights: Revenue of $653.6 million, up 108% from $314.3 million for the full year ended December 31, 2021 Domestic revenue increased 126% to $617.5 million, up from $273.0 million in the year ago period The primary factors behind the increase in Domestic sales volume were related to continued strong triple-digit growth in traditional distribution channels, combined with an increase in and optimization of our products’ presence in world class retailers. Additionally, the continued expansion of our DSD network and our transition to the Pepsi distribution network in the fourth quarter, resulted in significant growth of our distributor revenues when compared to the prior year period. International revenue decreased 12% to $36.1 million, from $41.3 million in the 2021 period Gross profit of $270.9 million, up 111% from $128.2 million for the full year ended December 31, 2021 Net loss attributable to common shareholders totaled $198.8 million primarily from $193.8 million expense in sales and marketing related to termination expenses of prior distributors as a result of transitioning to the PepsiCo distribution platform compared to a net income of $3.9 million in the 2021 period *Non-GAAP Adjusted EBITDA totaled approximately $71.1 million compared to $33.6 million in 2021, an increase of 111% *The Company reports financial results in accordance with generally accepted accounting principles in the United States (“GAAP”), but management believes that disclosure of adjusted EBITDA , a non-GAAP financial measure, may provide users investors with additional insights into operating performance. Reconciliations of this non-GAAP measure to the most directly comparable GAAP measure can be found in the financial tables at the end of this presentation.

Q1 2023 YoY Highlights: First Quarter 2023 Financial Highlights Celsius achieved record first quarter revenue of $260 million, up 95% from $133 million in the prior year first quarter, driven predominantly by North American revenue which increased 101% to $249 million, up from $124 million in the prior year first quarter. North American revenue was driven by increases in distribution points and SKUs per location as well as additional benefit from increased days inventory outstanding at the mixing centers of its largest distributor. International revenue increased approximately 15% to $11.4 million in the first quarter of 2023, from $9.9 million in the prior year quarter, driven in large part by the addition of a number of flavor innovations. Gross profit for the first quarter of 2023 was $114 million, up 111% from $54 million in the prior year first quarter. Gross Profit as a percentage of revenue was 43.8% for the three months ending March 31, 2023, up from 40.4% in the prior year first quarter. Overall, gross profit margin improvements were driven by the reduced mix of international cans and cost savings initiatives, offset in part by some additional inventory write-offs and freight expense as Celsius continues to integrate into the PepsiCo distribution system and build a best in class supply chain across the United States. Net income attributable to common stockholders totaled $34.4 million, or $0.40 per diluted share, compared to a net income of $6.7 million, or $0.09 per diluted share in the prior year first quarter. *Non-GAAP Adjusted EBITDA increased 229% to approximately $49 million, compared to $15 million in the prior year first quarter benefiting from significant revenue growth and improved gross margins as well as increased leverage across SG&A which benefited from the timing of our summer launches.  *The Company reports financial results in accordance with generally accepted accounting principles in the United States (“GAAP”), but management believes that disclosure of adjusted EBITDA , a non-GAAP financial measure, may provide users investors with additional insights into operating performance. Reconciliations of this non-GAAP measure to the most directly comparable GAAP measure can be found in the financial tables at the end of this presentation.

CELSIUS DRIVING SHAREHOLDER VALUE INVESTOR INFORMATION | NASDAQ: CELH | JUNE 2023

INVESTOR INFORMATION | NASDAQ: CELH | MAY 2023 CELSIUS FINANCIAL PERFORMANCE FINANCIAL PROFILE REVENUE YOY

# PERFORMANCE VS CATEGORY


CELSIUS
LIVE FIT
SPARKLING
STRAWBERRY LEMONADE
ESSENTIAL ENERGY
ACCELERATES METABOLISM
BURNS BODY FAT

## Q1 2023 ended March 31, 2023 Highlights

- **CELSIUS is the #1 $ Growth brand in Total US Mulo+C in the L52W growing $552M, and contributing 23% of category growth on an increase of 139.6% vs. the year ago period
- The most recent reported SPINS data as of 03/26/23, shows Celsius sales up +123.7% y/y for 4-wks, +129.4% y/y for 12-wks and +128.9% y/y for 24-wks. This compares to the energy category which grew +12.4% y/y for 4-wks, +15.5% y/y for 12-wks and +13.4% y/y for 24-wks
    - #3 energy brand in C-store in 4W as of 3/26/23: SPINS IRI ENERGY CATEGORY MULO+C DATA
    - On Amazon, CELSIUS® is the SECOND largest energy drink with a 19.1 % share of the Energy Drink Category, ahead of RED BULL® at a 12.8% share, and behind MONSTER® at 22.3% (Last 4 week period ending 4/22/23, Stackline, Energy Drink Category: Total US)
- Per SPINS IRI Energy Category 4W data ending 03/26/23:
    - In MULOC, Celsius is the #3 Energy Drink in the US with a 7.5% market share, doubling its 3.7% share y/y
    - In MULOC, Celsius grew ACV to 95.4% vs. 69.5% y/y
    - In Convenience, Celsius has gained an additional 37.7 pts of ACV growth vs YA to end the period at 93.4%, compared to 55.7% y/y
- Club channel revenue totaled $46.5 million for the quarter ending March 31, 2023, up 77.1% y/y, compared to $26.2 million in the prior year first quarter
- **68% OF CELSIUS VOLUME IS INCREMENTAL TO THE CATEGORY**, 24 % new to the category, 44% incremental spend in the category (NUMERATOR L52W ended 2.28.23), reinforcing our consumers are making Celsius a part of their daily lifestyle

**(Last 52 Weeks Ending 03.26.23

CELSIUS LIVE FIT
INVESTOR INFORMATION | NASDAQ: CELH | JUNE 2023

CAPITALIZING ON TODAY’S HEALTH & WELLNESS TRENDS INNOVATIVE PORTFOLIO

INVESTOR INFORMATION | NASDAQ: CELH | JUNE 2023 BETTER-FOR-YOU, FUNCTIONAL ENERGY TRENDS: THE BIG PICTURE OVERVIEW CELSIUS beverage and supplement products have emerged as the latest-growing category in the beverage industry - a now firmly established trend. Busier lifestyles and a focus on health and wellness are driving the need for convenient alternatives that give consumers a way to manage their well-being while they’re o the go. Consumers are increasingly seeking new alternative beverages that help them achieve and maintain their health and wellness goals. CELSIUS’ broad consumer demographic allows product to be distributed across more channels - including big-box retail, convenience , grocery, drug-store, fitness, health and wellness, and vitamin specialty - than any other functional or energy beverage. CONVENTIONAL ENERGY CLINICALLY-PROVEN FUNCTION BETTER-FOR-YOU, FUNCTIONAL ENERGY FUNCTIONAL MASSES ARE LEAVING ARTIFICIAL OR SUGARY CARBONATED DRINKS CELSIUS PIONEERS NEW GROUND BETTER-FOR-YOU ENERGY CELSIUS IS A PROVEN FUNCTIONAL ENERGY DRINK CONSUMERS ARE READY FOR ENERGY 2.0 SUGARY ENERGY EXIT IS NOW… CELSIUS IS HERE HEALTHIER ENERGY + PIONEERING POSITION

Globally defines territories which currently provide marketing and sales support within their respective territory. PepsiCo distribution transaction provides material new international expansion opportunities. GROWING GLOBAL EXPANSION ASIA DISTRIBUTION PARTNERS Hong Kong launched through A.S. Watson Water distributors in 2017. China market transitioned to recently closed nationwide distribution agreement with Qifeng Food Technology (Beijing) Co. Ltd*. CELSIUS will receive over $19 million between 2019 and 2023, including $12.25 million in repayment of invested capital and $6.9million from the royalty license fee. In 2024, agreement will transition to a 2%-3% volume-based royalty fee dependent on volume with minimum $2.2M royalty payment. The China agreement creates a risk-mitigated method of capturing market share. EUROPEAN DISTRIBUTION Focused dedicated team in Nordics providing a playbook for further European expansion. INVESTOR INFORMATION | NASDAQ: CELH | JUNE 2023

INVESTOR INFORMATION | NASDAQ: CELH | MAY 2023 KEY TAKE AWAYS OUTPACING CATEGORY GROWTH PEPSICO DISTRIBUTION DEAL RESOUNDING CONSUMER DEMAND - TREND FORWARD RAPIDLY GROWING REVENUES AND GROSS PROFITS EXPANDED PRODUCT OFFERING INNOVATIVE PORTFOLIO CAPITALIZING ON HEALTH & WELLNESS TRENDS TRANSFORMING OPERATIONS FOR SCALE DISCIPLINED DATA DRIVEN TEAM CELSIUS 2023

QUESTIONS

Report of Results of Voting: Continued Report of Results of Voting While Tabulations are performed, management will provide corporate presentation for shareholders: Results of Voting Communicated

INVESTOR RELATIONS COMPANY CONTACTS John Fieldly, CEO Celsius Holdings, Inc. jfieldly@celsius.com Jarrod Langhans, CFO Celsius Holdings, Inc. jlanghans@celsius.com Cameron Donahue Celsius Holdings, Inc. 651.707.3532 investorrelations@celsius.com VISIT OUR INVESTOR WEBSITE: celsiusholdingsinc.com Meeting Adjourned Thank You

APPENDIX

Reconciliation of Non-GAAP Financial Measure* (Unaudited) INVESTOR INFORMATION | NASDAQ: CELH | JUNE 2023

Reconciliation of Non-GAAP Financial Measure* (Unaudited) INVESTOR INFORMATION | NASDAQ: CELH | JUNE 2023